HII Technologies, Inc. Announces Preliminary Revenues for Fiscal 2014 and Provides Operational Update

Fiscal 2014 Revenues Increase Over 140% (and Over 200% on a Pro Forma Basis) From Fiscal 2013

HOUSTON, TX--(Marketwired - January 29, 2015) - HII Technologies, Inc. (HIIT) ("HII Technologies" or the "Company"), an oilfield service company focused in frac water management, oilfield power and safety services, headquartered in Houston, Texas, today announced its preliminary unaudited results for consolidated revenues from operations for the fourth quarter 2014 and fiscal 2014 approximated $11.0 million and $35.3 million, respectively.

On a combined pro forma basis, the Company's revenues for fiscal 2014 was approximately $44.5 million. These pro forma results give effect to the Company's acquisition of Hamilton Investment Group ("Hamilton"), a frac water management company, as of January 1, 2014, while it actually closed on August 12, 2014. The Company's revenues exceeded the published analyst expectation for the fourth quarter 2014. The Company was expecting pro forma fiscal 2014 guidance of at least $50 million.

"Fiscal 2014 was a very good year for the Company. We increased our market share, revenues and gross margins during the year, diversified our frac water management services to include new technologies, and secured additional master service agreements (MSAs) with major E&P customers. The Company's revenues in fiscal 2014 increased to $35.3 million (and $44.5 million on a pro forma basis) from $14.6 million, or approximately 140% (and approximately 200% on a pro forma basis) for fiscal 2013," stated Matt Flemming, CEO of HII Technologies.

"Our 2014 revenue growth resulted from a combination of factors including strong sales from all three of our divisions, the introduction of additional frac water management service offerings, such as Flow Back services, and our acquisition of Hamilton in August 2014. Difficult weather conditions during December 2014, slower than anticipated implementation of safety spill response programs, and delays in natural gas power orders were all contributing factors in our challenge in achieving our previously announced fiscal 2014 pro forma revenue guidance of at least $50 million. Notwithstanding some of the operating challenges last year, we exited 2014 with a $50 million revenue run rate and significant new business activity with six new MSAs in the fourth quarter. We currently see continued growth and market share gains in the 2015 fiscal year," concluded Flemming.

Operational Update: Opportunistic Positioning and Operational Flexibility

"Looking at the recent decline in commodity prices in the last few months, the current bearish view on the oil & gas industry is understandable. In response to these concerns, we have taken proactive steps for cost containment and operational flexibility. These steps include reductions in total employees (about 10%) and salaries in areas where activity has moved or slowed. We expect these measures to reduce annual operating expenses by approximately $450,000. We also realized operating savings from vendor responses from requests for price discounts with rental items, and operational efficiencies and lower labor costs in our water transfer business via utilization of more efficient equipment," stated Acie Palmer, HII Technologies' CFO.

"The decline in the national rig count has not significantly impacted our localized geographic markets and the demand for oilfield services including the critical service of frac water management. Additionally, according to Baker-Hughes, the U.S. Rig Count is higher today than January 2014 for rigs within the Permian Basin which supports management's belief that we are well positioned in economically attractive basins within the domestic United States. The current volatility, while challenging, has had limited current impact on our daily business," added Mr. Palmer.

"We believe that the current pricing environment for the Company's customers could serve to accelerate the commercialization of our new cost-efficient designed service offerings, such as AES HydroFLOW™," said Brent Mulliniks, President of the Water division of HII Technologies. "In our opinion, our new frac water management service offerings provide key differentiators for our customers and, in turn, should develop further our competitive advantage."

The Company will continue to evaluate potentially accretive acquisitions and the current decline in oil prices could, in management's opinion, result in attractive prices for such opportunities in an effort to rapidly build our market share.

HII Technologies is optimistic for 2015 and will continue to seek ways to leverage its current operations and expertise to maximize shareholder value. The Company anticipates releasing its full 2014 financial results in connection with filing its Annual Report on Form 10-K in March, 2015.

About HII Technologies, Inc.

HII Technologies, Inc. is a Houston, Texas based oilfield services company with operations in Texas, Oklahoma, Ohio and West Virginia. By focusing on the critical service areas of Water, Safety and Power, the Company is positioned to take advantage of the activity in horizontal drilling and hydraulic fracturing within the United States' active shale and unconventional "tight oil" plays. The Company's frac water management division does business as AES Water Solutions, Hamilton and AquaTex, its onsite oilfield contract safety consultancy does business as AES Safety Services, and its mobile oilfield power subsidiary does business as South Texas Power (STP). The holding company, HII Technologies' objective is to bring proven technologies to these operating divisions to build a long-term competitive advantage for its stakeholders. Read more at www.HIITinc.com, www.AESWaterSolutions.com, www.AquaTexUSA.com, www.HamiltonFracWater.com, www.AESSafetyServices.com and www.Oilfield-Generators.com.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements as to matters that are not of historic fact are forward-looking statements. These forward-looking statements are based on HII's current expectations, estimates and projections about HII, its industry, its management's beliefs and certain assumptions made by management, and include statements regarding estimated capital expenditures, future operational and activity expectations, international growth, and anticipated financial performance in 2015. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these "forward-looking statements" are identified by words such as "expects," "believes," "anticipates" and similar phrases.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to: risks that HII will be unable to achieve its financial, capital expenditure and operational projections, including quarterly and annual projections of revenue and/or operating income and risks that HII's expectations regarding future activity levels, customer demand, and pricing stability may not materialize (whether for HII as a whole or for geographic regions and/or business segments individually); risks that fundamentals in the U.S. oil and gas markets may not yield anticipated future growth in HII's businesses, or could further deteriorate or worsen from the recent market declines, and/or that HII could experience further unexpected declines in activity and demand for its hydraulic frac related water transfer business, its safety consultancy business or its generator and related equipment rental service businesses; risks relating to HII's ability to implement technological developments and enhancements; risks relating to compliance with environmental, health and safety laws and regulations, as well as actions by governmental and regulatory authorities; risks that HII may be unable to achieve the benefits expected from acquisition and disposition transactions, and risks associated with integration of the acquired operations into HII's operations; risks, in responding to changing or declining market conditions, that HII may not be able to reduce, and could even experience increases in, the costs of labor, fuel, equipment and supplies employed and used in HII's businesses; risks relating to changes in the demand for or the price of oil and natural gas; risks that HII may not be able to execute its capital expenditure program and/or that any such capital expenditure investments, if made, will not generate adequate returns; and other risks affecting HII's ability to maintain or improve operations, including its ability to maintain prices for services under market pricing pressures, weather risks, and the impact of potential increases in general and administrative expenses.

Because such statements involve risks and uncertainties, many of which are outside of HII's control, HII's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect HII's business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, HII also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that HII files periodically with the Securities and Exchange Commission.

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Investor Relations Contact

Derek Gradwell

MZ Group

SVP, Natural Resources

Phone: 512-270-6990

Email: dgradwell@mzgroup.us

Web: www.mzgroup.us

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